UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2025

OCEAN BIOMEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40793	87-1309280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Claverick St., Room 325

Providence, RI 02903

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (401) 444-7375

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	OCEA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	OCEAW	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On April 22, 2025, Ocean Biomedical, Inc. received a letter from Nasdaq determining that OCEA’s common stock will be delisted from Nasdaq and that trading in its securities will be suspended effective upon the open of business on April 24, 2025. The letter also stated that Nasdaq intends to complete delisting by filing a Form 25 Notification of Delisting with the SEC after applicable appeal periods have lapsed.

Pursuant to Nasdaq listing rules, the Company has the right to appeal Nasdaq’s delisting determination within 15 days of the date of the letter. The Company intends to file its appeal forthwith and pay the filing fee. The Company will continue to vigorously pursue this appeal and intends to seek to pursue its business plan as disclosed in its press release issued on April 22, 2025. There are no assurances that the Company will be successful in the appeal and an adverse decision would lead to a full delisting.

Item 5.02 Resignation of a Director

On April 22, 2025, Jake Kurtis notified the Company of his immediate resignation as a director of the Company to pursue other interests.

Item 8.01 Other Information

The Company issued a press release on April 22, 2025 regarding its future business pursuits. The press release is an expression of the Company’s intentions and is qualified by various factors, including, but not limited to, its ability to raise capital to pursue its plan and ability to identify specific opportunities, state of the capital markets and economy, volatility of cryptocurrencies and ability to consummate those identified opportunities in a timely manner. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

99.1	Press Release dated April 22, 2025
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2025

OCEAN BIOMEDICAL, INC.

By:	/s/ Chirinjeev Kathuria
Chirinjeev Kathuria
Chairman